SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement                  [   ]  Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12

                             ATLANTIC FINANCIAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[   ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[   ]   Check box if any part of the fee is offset as provided  in Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

--------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
        (3) Filing Party:

--------------------------------------------------------------------------------
        (4) Date Filed:

--------------------------------------------------------------------------------

                             Atlantic Financial Corp
                          737 J. Clyde Morris Boulevard
                          Newport News, Virginia 23601


                                December 1, 2000


Dear Shareholders:

         On November 2, 2000 we mailed to all of our shareholders proxy materials for a special meeting scheduled for December 14, 2000 to consider and vote on the merger of Atlantic Financial with F&M National Corporation. It has come to our attention that there is an inaccuracy in the proxy statement and we wish to correct it.

         In  several  places  it  states  that  the  Atlantic   Financial  Board
unanimously recommends that shareholders vote for the merger. In other places the proxy statement indicates that the Atlantic Financial directors will vote their shares at the special meeting in favor of the merger. In fact, when the Atlantic Financial Board approved the merger, one director, J. Philip Bain, Jr., voted against it. Mr. Bain has since advised us that he does not plan to vote his shares in favor of the merger. This error in the proxy statement concerning Mr. Bain was inadvertent.

         Of Atlantic Financial's 14 directors, 13 are strongly in favor of the merger for the reasons outlined on pages 12 and 13 of the proxy statement and have committed to vote their shares for approval of the merger. One director, Mr. Bain, is opposed.

         If you have already voted your proxy and want to change your vote because of this error, please mark, sign, date and return the enclosed proxy promptly in the enclosed envelope. If you do not wish to change your vote, you do not need to do anything. As noted in the proxy statement, you can revoke your proxy at any time prior to the meeting by submitting a proxy bearing a later date or by writing to our Secretary or by attending the special meeting and voting in person.

         The shareholders' meeting will convene, as scheduled, at 7:00 p.m. on December 14, 2000. We understand that it is possible that a shareholder may not have time to change his vote before the meeting begins. To allow for that and to be as fair as possible, at the end of the shareholders' meeting on December 14, we will move to adjourn the meeting, as Virginia law permits, to December 28, 2000 at 7:00 p.m. at Atlantic Financial's principal offices at 737 J. Clyde
Morris Boulevard in Newport News, Virginia. Assuming the adjournment is approved, all proxies that we receive before the shareholders' meeting reconvenes on December 28, 2000 will be counted.

         We sincerely regret any inconvenience this inadvertent error may have caused. However, we do not believe this will postpone the effective date of the merger. Thank you for your continued support and we look forward to seeing you at the meeting.

                                         Very truly yours,


                                         /s/ William J. Farinholt
                                         William J. Farinholt
                                         President and Chief Executive Officer

         You are urged to read the proxy statement/prospectus dated October 31, 2000 that was mailed to you as it contains important information about F&M, Atlantic Financial, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. We also urge you to read other documents that have been or will be filed with the SEC by F&M and Atlantic Financial. You can obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, the documents are available free of charge by requesting them from the companies at the addresses and telephone numbers provided below:

                  Secretary                                  Secretary
          F&M National Corporation                    Atlantic Financial Corp.
               9 Court Square                      737 J. Clyde Morris Boulevard
               P. O. Box 2800                       Newport News, Virginia 23061
         Winchester, Virginia 22604                    Phone: (757) 595-7020
           Phone: (540) 665-4200

         Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved the merger and other transactions described in the proxy statement/prospectus or the F&M common stock to be issued in connection with the merger, or determined if the proxy statement/prospectus or this supplement is accurate or adequate. Any representation to the contrary is a criminal offense.

         This supplement to the proxy statement/prospectus is dated December 1, 2000 and is first being mailed to shareholders on December 1, 2000.

PROXY

                             ATLANTIC FINANCIAL CORP

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joseph A. Lombard, Jr. and Thomas Z. Wilke, or either of them and with full power of substitution, his or her attorney-in-fact and proxy, to represent the undersigned at the Special Meeting of Shareholders of Atlantic Financial Corp to be held at the Junior Ballroom of the Omni Hotel located at 1000 Omni Boulevard, Newport News, Virginia at 7:00 p.m. on December 14, 2000 and at any adjournment thereof, and to vote all shares of stock of Atlantic Financial Corp that the undersigned shall be entitled to vote at such meeting on each of the following matters:

1. To approve an Agreement and Plan of Reorganization, dated as of July 5, 2000, and a related Plan of Merger, by and between F&M National Corporation and Atlantic Financial Corp, providing for the merger of Atlantic Financial Corp with F&M upon the terms and conditions set forth in the merger agreement as described in the proxy statement/prospectus of Atlantic Financial Corp and F&M dated October 31, 2000.

         FOR  [  ]             AGAINST  [  ]             ABSTAIN  [  ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy, when properly signed and dated, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal number 1 as specified above. This proxy may be revoked at any time prior to its exercise.


                                        Dated: ___________________________, 2000

                                               _________________________________

                                               _________________________________
                                               Please sign exactly as name
                                               appears on the stock certificate.
                                               When signing as attorney,
                                               executor, administrator or
                                               trustee, please give full title.

                Please mark, sign, date and return promptly this
                    proxy card using the enclosed envelope.